POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/ Darryl D. Button
Dated: December 18, 2025	Darryl D. Button

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/ Vibhu R. Sharma
Dated: December 18, 2025	Vibhu R. Sharma

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/Michael F. Anderson
Dated: December 18, 2025	Michael F. Anderson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/ Starla C. Yamauchi
Dated: December 18, 2025	Starla C. Yamauchi

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/ Carol J. Krosky
Dated: December 18, 2025	Carol J. Krosky

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/ Dawn M. Behnke
Dated: December 19, 2025	Dawn M. Behnke

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Michael Anderson and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

• Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333‐240071, 333-250191, 333-261004, 333-263417, 333-265389, 333-283966, and 333-283966.

• Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

• Registration Statement under Pacific Life & Annuity Company: 333-287425.

• New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

/s/ Craig W. Leslie
Dated: December 18, 2025	Craig W. Leslie